UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22445

PINNACLE CAPITAL MANAGEMENT FUNDS TRUST

 (Exact name of registrant as specified in charter)

PINNACLE CAPITAL MANAGEMENT FUNDS TRUST

100 Limestone Plaza

 Fayetteville,  NY 13066

(Address of principal executive offices)(Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE  19901

(Name and address of agent for service)

Registrant's telephone number, including area code: (315) 234-9716

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

Pinnacle Growth and Income Fund Class A	PSEAX
Pinnacle Growth and Income Fund Class C	PSECX
Pinnacle Growth and Income Fund Class P	PSEPX

OCTOBER 31, 2013

We’d like to begin this Shareholder Letter by briefly discussing a few changes in the Fund’s Prospectus which was issued in August, 2013.  The first change involves the Fund’s Objectives. In particular, we’ve been concerned for some time about the low level of interest rates available on fixed income investments as well as the risk that rising rates might prove detrimental to the Fund’s investment returns.  With a few minor exceptions, we didn’t see the markets as offering sufficient returns given the risks.  Further, we do not see that as a short term issue.  Instead, we expect an extended period of substandard returns in the fixed income markets.  Our mandate, according to your Fund’s prior Prospectus, was to target an investment of 40% of the Fund’s assets in fixed income securities and to keep a minimum of 25% of the Fund’s assets in fixed income securities.   We were not confortable with these limitations.  As such, the Fund has issued a new Prospectus which enables the Advisor to utilize either fixed income securities or equities.  To better reflect these changes in Objectives, the Fund changed its name to the Pinnacle Growth and Income Fund.  The next change involves expanding the available share classes of the Fund from one to three.  While we won’t go over the specifics of those classes in this Shareholder Letter, they are covered in the Prospectus.  We will, however, point out that the ticker symbol of the previously existing class C share has been changed from PINBX to PSECX.

Review and Outlook

In September, as the latest Washington crises – this time involving debt ceilings and looming government shutdowns –  took on an air of inevitability, we collectively rolled our eyes.  These crises all seem to have the same basic plotline.  We have an immediate crisis which inevitably passes as the particular problems of that day are resolved for the time being.  Of course, what causes the particular crisis to abate is not an actual solution, but some compromise which accomplished little more than delaying a real solution for another day.  The one thing politicians seem to forget is that “another day” eventually arrives.  As such, Washington entered crisis mode again.  And we, the American people, predictably reacted however we react – in fear, disgust, amusement, boredom, etc.   As if on cue, the parties reached a “grand bargain” which averted the immediate disaster but solved nothing.  Solutions to the underlying problems facing this nation will have to wait for another day.  When that next crisis inevitably arises, we will once again have to contemplate what this all means.  Rinse, lather, repeat!

In order to proceed from this point, then, we must consider what we actually expect.  Our actual expectation is that the current Washington foibles are nothing more than distractions, though they do serve to undermine investor confidence.  As such, they dampen potential upside returns in the market while increasing volatility in the short run.  Still, investors should ignore the consternation caused by the crisis du jour and focus on opportunities it creates for reaching long-term goals.   We do understand that, in general, most individuals are risk minimizers.   They would rather pass on the upside than accept the risk of the downside – even if the probability of the upside vastly exceeds the probability of the downside.  This perspective is very rationale.  Where we think many get it wrong, however, is that they don’t perceive the failure to obtain long term goals as a risk.  Just as most individuals are risk minimizers, they are also more focused on the near term.  This is, in our opinion, a mistake.  So what is our bottom line?  Investors should view their investments as not a single pool, but a series of pools earmarked for different periods of time.  For needs within the next few years, keep those funds fairly liquid.  Do not take on unnecessary risk.  For needs which will occur at least five years down the road, invest for the long-term.  Do not ignore these needs.  Turn off the TV, avoid paying attention to the drama.  This too shall pass.

Indeed, if one had ignored the drama and soley focused on the investment opportunities – especially in the equity markets – it is likely that much angst could have been avoided.  There’s an old saying that Wall Street climbs a wall of worry.  These thoughts keep coming to mind as we contrast the necessity of discussing one crisis after the other with the price appreciation of the markets over the past several years.  We’ll start with a few numbers which illustrate our  point.  The total annualized returns for the S&P 500 (inclusive of dividends) have been 27.18%, 20.99%, and 16.49% for the one year, two year, and three year periods ended October 31, 2013, respectively.  Over these periods, how many times have we heard, “This recovery is faltering” or “This crisis threatens to plunge the world back into recession”?  Is there something we see that no one else sees, or is there something else going on here?  As much as we would like to claim some incredible expertise, we think the real issue is that the popular press – including the financial press – has no patience for research or analysis.  Instead, sensational headlines apparently drive the reporting.  This has both been reinforced by and reinforces our collective memory of the dot com crash and subsequent bear market of 2000 – 2002, as well as the 2007 – 2009 financial crisis.

It would be beyond the scope of this Shareholder Letter to do a thorough review of the causes of each of those two events.  But summarizing,  the 2000 – 2002 meltdown was caused by excessive valuations within the equity markets exacerbated by the impacts on confidence as a result of the September 2001 terrorist attacks.  The 2007 – 2009 financial crisis and bear market were driven by excessive leverage outside of the equity markets, in part driven by policy responses to the prior bear market and recession.

Now it is not without justification that many are concerned with the strength of the current expansion.  What is most often cited is excessive debt levels across many governments – particularly in the U.S. and Europe – as well as an anemic job recovery in these economies.  We are actually more concerned with other items.  In particular, we take notice of the impact on growth caused by deleveraging of balance sheets by individuals and businesses including financial institutions.  We also worry about the distortions created by policy makers with respect to the price of money.  Specifically, we are referring to the Federal Reserve and its European counterpart, the ECB.  Contrary to the most popular opinions, we think the loose monetary policy, as opposed to “priming the pump” and driving equity prices higher, has hindered economic growth and equity price appreciation by simultaneously distorting incentives and creating uncertainty.

Despite these concerns, we have believed that the impact has been to dampen growth – not to bring it to a full stall.  Given such an outlook, we have focused very much on market valuation.  We won’t go into much detail in this Shareholder Letter.  We will say, that according to our work, the valuations we were seeing as of the Fund’s fiscal year end (October 31, 2013) were those that we would expect to see if the 10 year Treasury yields were around 5% as opposed to below 3%.  While certainly there may be individual stocks with excessive valuations, overall we think the U.S. equity markets are not expensive.  When we combine our valuation work with our outlook for continued modest economic growth, we still believe the equity markets are the place to invest for the long term.

Equity Strategy

While most stocks in the Fund’s portfolio appreciated and some performed impressively, the year was not totally devoid of disappointments.  Among the better performers in the portfolio were Life Technologies (which we sold after the company received a take over offer), ITT Corp., Adobe Systems (first purchased in February, 2013), Hess Corp. (first purchased in January, 2013), Xerox Corp., Xylem Inc., and Mylan Inc.  While these companies covered a diversity of industries, we think the real stories behind them were low valuations and a general, misplaced level of pessimism at the time the Fund purchased these securities.  Among the Fund’s more disappointing investments were World Fuel Services, Apache Corp., Grupo Pao de Acucar, EMC, Teva Pharmaceutical, Embotelladora Andina, and International Business Machines.  We sold World Fuel Services after a train carrying its fuel crashed and exploded in Canada resulting in many deaths.  We’d also note that Grupo Pao de Acucar and Embotelladora Andina represent part of our Latin American exposure.  After several years of outperformance, economic growth in these nations slowed down.  We expect reacceleration in 2014, and we believe consumer growth in these nations will be a significant part of future worldwide economic growth.

With the change in Prospectus Objectives, we purchased several equities with attractive dividends.  We sold several fixed income investments in order to generate the funds for these purchases.   We expect to enhance overall income to the Fund with these purchases; and in fact the expected dividend income from the intital purchases exceeds our expectations of income from the securities we sold.   At the same time we expect to benefit from growth prospects of the underlying companies that may protect Fund investors if interest rates rise. Among these companies purchased were two utilities – SCANA Corp. and Exelon Corp. – as well as Bristol-Myers Squibb, Clorox, Verizon Communications, Merck, Lorrillard, and World Wrestling Entertainment.  All of these equities were first purchased in August after the change in the Fund’s Objectives.   As such, the equity allocation of the Fund stood at 79.09% of net assets as of October 31, 2013.

Going forward, we intend to maintain a balance between companies that can provide sufficient growth and those that can provide income greater than the average U.S. stock.  Of course, companies that can provide both would be highly desireable; and in some cases we believe we’ve found them.  While current yield is important, we believe the best opportunities will be those where through the companies’ growth, they are able to raise their dividends consistenly over time.

Fixed Income Strategy

For the past year with respect to fixed income strategy, the Fund has chosen to Focus more upon preserving capital than on chasing returns. For the most part over the past year this has been a sensible strategy.  While the 10 year Treasury finshed the year ended October 31, 2012 at a 1.69% rate, by October 31, 2013 the rate stood at 2.55%. Corporate bond rates have moved in a similar fashion, with 10 year BBB corporate bonds typically yielding 1.75% more than similar Treasuries. Despite these higher yields on corporate bonds, we think that in most cases the risk of rising interst rates is not offset by those higher yields.  Our fixed income approach has been to keep durations short. This means that maturities and interest payments are expected to come in during the near term. As a result, fixed income positions are not likely to be so highly impacted by changes in interest rates. We have favored floating rate vehicles (interest on the securities moves up or down with changes in interest rates). However, our use has been limited because most such securities – whether purchased directly or within a fund – have low credit quality. We strive to ensure sufficient diversification, but still we must limit exposure.

We saw no easy answers with respect to the fixed income portfolio of the Fund. We thought – and still think –  it’s more prudent to wait for higher interest rates than to expose portfolios to excessive interest rate or credit risk chasing returns. It is for this reason that the Fund changed its Objectives to enable the Advisor to reduce fixed income exposure.  In August, after the new Prospectus was issued, the Fund sold its positions in fixed income mutual funds in which it had invested.  The postions in the the Pioneer Strateic Income Fund, Lord Abbett Short Duration Income Fund, Fidelity Floating Rate High Income Fund, and Vanguard Short-Term Bond ETF were all liquidated.  While most of the proceeds were uitlized to purchase equities (as discussed in the Equity Strategy section above), the Fund did purchase the Blackrock Floating Rate Income Fund.  This is a closed-end mutual fund that invests primarily in below investment grade floating rate securites.  While this investment is not without risk, in our opinion, the dividend yield of over 6% compensates investors for those risks.  After all of these changes, the fixed income exposure of the Fund stood at 18.35% of net assets as of October 31, 2013.  While we do not foresee the fixed income allocation increasing in the near future, and it may in fact even go lower, we have no compunction against increasing that exposure if opportunities and risk / return tradeoffs warrant such investments in the future.

As we believe the words are as appropriate as ever, we’ll close this Shareholder Letter by repeating the exact words we utilized to close our October 31, 2012 Shareholder Letter: When the markets offer returns commensurate with risk, it makes sense to take on risk to achieve those returns.  When the markets do not offer returns commensurate with risk, it makes more sense to focus on preserving capital rather than increasing risk to chase returns.

PINNACLE GROWTH AND INCOME FUND – CLASS A

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

Average Annual Total Returns For the Periods Ended October 31, 2013	Since	Dollar
	Inception*	Value
Pinnacle Growth and Income Fund - Class A	6.42%	$10,642
Pinnacle Growth and Income Fund - Class A (with load) **	0.84%	$10,084
Barclay's Capital U.S. Aggregate Bond Index	2.05%	$10,205
S&P 500 Index	6.37%	$10,637
60% S&P 500 Total Return & 40% Barclays Aggregate Bond Index	4.65%	$10,465

Cumulative Performance Comparison of $10,000 Investment Since Inception *

*This chart assumes an initial investment of $10,000 made on August 26, 2013, commencement of investment operations.

** In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class C shares are sold with a maximum initial sales charge of 5.25% or if exempt.

Past Performance does not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Barclay's Capital U.S. Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 595-4866.

PINNACLE GROWTH AND INCOME FUND – CLASS C

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

Average Annual Total Returns For the Periods Ended October 31, 2013		Since	Dollar
	1 Year	Inception*	Value
Pinnacle Growth and Income Fund - Class C	17.80%	6.50%	$11,909
Barclay's Capital U.S. Aggregate Bond Index	-1.08%	4.01%	$11,152
S&P 500 Index	27.18%	14.51%	$14,567
60% S&P 500 Total Return & 40% Barclays Aggregate Bond Index	15.17%	10.42%	$13,169

Cumulative Performance Comparison of $10,000 Investment Since Inception *

*This chart assumes an initial investment of $10,000 made on January 21, 2011, commencement of investment operations.

Past Performance does not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Barclay's Capital U.S. Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 595-4866.

PINNACLE GROWTH AND INCOME FUND – CLASS P

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

Average Annual Total Returns For the Periods Ended October 31, 2013	Since	Dollar
	Inception*	Value
Pinnacle Growth and Income Fund - Class P	6.42%	$10,642
Barclay's Capital U.S. Aggregate Bond Index	2.05%	$10,205
S&P 500 Index	6.37%	$10,637
60% S&P 500 Total Return & 40% Barclays Aggregate Bond Index	4.65%	$10,465

Cumulative Performance Comparison of $10,000 Investment Since Inception *

*This chart assumes an initial investment of $10,000 made on August 26, 2013, commencement of investment operations.

Past Performance does not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Barclay's Capital U.S. Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 595-4866.

PINNACLE GROWTH AND INCOME FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by industry sectors. The underlying securities are represented as a percentage of the portfolio of investments.

Industrials
14.50%
Mutual Funds
2.85%
Technology
14.45%
U.S. Government
Agencies &
Obligations
2.87%
Utilities
3.73%
Basic Materials
2.22%
Cash Equivalent
2.58%
Corporate Bonds
12.63%
Consumer Cyclical
4.04%
Consumer Defensive
19.01%
Energy
3.94%
Financial Services
4.29%
Healthcare
8.75%
Communication
Services
4.14%

Sectors are based on Morningstar® classifications.

	Pinnacle Growth and Income Fund
	Schedule of Investments
	October 31, 2013

Shares		Fair Value

COMMON STOCK - 79.09%

Accident & Health Insurance - 2.23%
2,403	Aflac, Inc.	$ 156,147

Air Courier Services - 2.40%
1,283	FedEx Corp.	168,073

Aircraft Engines & Engine Parts - 2.31%
1,523	United Technologies Corp.	161,819

Balls & Roller Bearings - 1.79%
2,376	Timken Co.	125,477

Beverages - 3.30%
2,822	Embotelladora Andina S.A. ADR	96,512
2,568	SABMiller SP ADR	134,178
		230,690
Cable & Other Pay Television Services - 2.36%
2,411	Walt Disney Co.	165,370

Cigarettes - 2.48
3,400	Lorillard, Inc.	173,434

Computer & Office Equipment - 1.36%
533	International Business Machines Corp.	95,519

Computer Storage Devices - 1.32%
3,835	EMC Corp.	92,312

Communication Services, NEC - 1.98%
2,214	DIRECTV *	138,353

Shares		Fair Value

Crude Petroleum & Natural Gas - 1.59%
1,249	Apache Corp.	110,911

Electric & Other Electrical Equipment - 1.85%
4,966	General Electric Co.	129,811

Electric & Other Services Combined - 3.74%
2,850	SCANA Corp.	132,896
4,500	Exelon Corp.	128,430
		261,326
Food and Kindred Products - 1.45%
3,010	Mondelez International, Inc.	101,286

General Industrial Machinery & Equipment, NEC - 2.02%
1,757	Pall Corp.	141,474

Grain Mill Products - 1.91%
2,110	Kellogg Co.	133,458

Information Technology Services - 2.64%
3,788	Fidelity National Information Services, Inc.	184,665

Meat Packing Plants - 2.29%
6,826	BRF SA ADR	159,933

Petroleum Refining - 2.35%
2,025	Hess Corp.	164,430

Pharmaceutical Preparations - 8.75%
3,370	Bristol-Myers Squibb Co.	176,992
2,800	Merck & Co., Inc.	126,252
5,258	Mylan, Inc. (1 right per share) *	199,094
2,957	Teva Pharmaceutical Industries Ltd. ADR	109,675
		612,013
Plastic Materials, Synth Resins & Nonvulcan Elastomers - 2.23%
3,950	The Dow Chemical Co.	155,907

Shares		Fair Value

Pumps & Pumping Equipment - 4.11%
4,299	ITT Corp.	170,799
3,380	Xylem, Inc.	116,610
		287,409
Retail-Drug Stores & Proprietary Stores - 2.01%
2,257	CVS Caremark Corp.	140,521

Retail-Grocery Stores - 2.16%
2,999	Companhia Brasileira de Distribuicao Class A (Brazil)	151,210

Retail-Miscellaneous Retail - 2.06%
2,377	First Cash Financial Services, Inc. *	143,785

Semiconductors & Related Devices - 1.63%
4,652	Intel Corp.	113,834

Services-Business Services, NEC - 2.16%
15,215	Xerox Corp. (1 right per share)	151,237

Services-Computer Integrated Systems Design - 1.45%
1,413	Caci International, Inc. Class A (1 right per share) *	101,708

Services-Motion Picture & Video Tape Production - 1.68%
9,060	World Wrestling Entertainment, Inc.	117,327

Services-Prepackaged Software - 3.89%
2,860	Adobe Systems, Inc. *	155,069
1,636	Intuit, Inc.	116,827
		271,896
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.96%
3,378	Unilever Plc. ADR	137,113

Specialty Cleaning, Polishing & Sanitation Preparations - 1.46%
1,130	The Clorox Co.	101,915

Telephone Communications (No Radiotelephone) - 2.17%
3,000	Verizon Communications, Inc.	151,530

TOTAL FOR COMMON STOCK (Cost $4,429,005) - 79.09%		5,531,893

Principal		Fair Value

CORPORATE BONDS - 12.63%

Consumer Products-Misc. - 0.99%
60,000	The Clorox Co. 5.95% 10/15/2017	$ 69,091

Diversified Banking Inst. - 0.73%
25,000	JP Morgan Chase & Co. 5.25% 5/1/2015	26,579
25,000	Morgan Stanley 4.01068% 3/1/2020 **	24,687
		51,266
Electric Products-Misc. - 1.79%
108,000	Emerson Electric Co. 5.375% 10/15/2017	125,089

Electric-Integrated - 1.51%
45,000	Empresa Nacional De Electric 8.625% 8/1/2015	50,037
50,000	Public Service Electric & Gas 6.75% 1/1/2016	55,528
		105,565
Finance-Consumer Loans - 0.67%
42,000	HSBC Finance Corp. 5.60% 2/15/2018	46,939

Finance-Credit Card - 1.78%
120,000	American Express Credit Co. 2.75% 9/15/2015	124,479

Finance-Invest Bnkr/Brkr - 0.72%
50,000	Merrill Lynch & Co. 5.00% 2/3/2014	50,517

Retail-Restaurants - 0.61%
40,000	Yum! Brands Inc. 4.25% 9/15/2015	42,446

Super-Regional Banks US - 1.05%
70,000	Wells Fargo & Co. 5.00% 11/15/2014	73,153

Telephone-Integrated - 1.66%
100,000	Verizon Communications 6.10% 4/15/2018	116,375

Transport-Equipment & Leasing - 1.12%
75,000	Gatx Corp. 8.75% 05/15/2014	78,279

TOTAL FOR CORPORATE BONDS (Cost $845,914) - 12.63%		883,199

Principal		Fair Value

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 2.87%
100,000	United States Treasury Notes 0.875% 12/31/2016	$ 100,656
100,000	United States Treasury Notes 0.25% 2/15/2015	100,063

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $199,882) - 2.87%		200,719

MUTUAL FUND - 2.85%
13,400	Blackrock Floating Rate Income Fund	$ 199,526

TOTAL FOR MUTUAL FUND (Cost $200,364) - 2.85%		199,526

SHORT TERM INVESTMENTS - 2.58%
180,203	Fidelity Institutional Money Market Portfolio 0.08% ** (Cost $180,203)	$ 180,203

TOTAL INVESTMENTS (Cost $5,855,368) - 100.02%		6,995,540

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.02)%		(1,553)

NET ASSETS - 100.00%		$ 6,993,987

ADR - American Depositary Receipt
* Non-income producing securities.
** Variable Rate Security - the rate shown represents the seven-day yield at October 31, 2013.
The accompanying notes are an integral part of these financial statements.

Pinnacle Growth and Income Fund
Statement of Assets and Liabilities
October 31, 2013

Assets:
Investments in Securities, at Fair Value (Cost $5,855,368)	$ 6,995,540
Cash	500
Receivables:
Dividends and Interest	15,498
Total Assets	7,011,538
Liabilities:
Payables:
Accrued Adviser Fees	4,325
Accrued Service Fees	1,384
Distribution Fees	11,842
Total Liabilities	17,551
Net Assets	$ 6,993,987

Net Assets Consist of:
Paid In Capital	$ 5,961,192
Accumulated Undistributed Net Investment Income	9,001
Accumulated Net Realized Loss on Investments	(116,378)
Net Unrealized Appreciation in Value of Investments	1,140,172
Net Assets, for 587,191 Shares Outstanding ($0 par value and unlimited shares authorized)	$ 6,993,987

Class A:
Net Assets	$ 27,508
Shares outstanding	2,304
Net Asset Value and Redemption Price Per Share	$ 11.94
Offering Price Per Share ($11.94 / 94.75%) (Note 1)	$ 12.60
Short-term Redemption Price Per Share ($11.94 x 0.99) *	$ 11.82

Class C:
Net Assets	$ 6,943,369
Shares outstanding	582,952
Net Asset Value, Redemption Price and Offering Price Per Share	$ 11.91
Short-term Redemption Price Per Share ($11.91 x 0.99) *	$ 11.79
Minimum Redemption Price Per Share with CDSC fee ($11.91 x 0.99)**	$ 11.79

Class P:
Net Assets	$ 23,110
Shares outstanding	1,935
Net Asset Value, Redemption Price and Offering Price Per Share	$ 11.94
Short-term Redemption Price Per Share ($11.94 x 0.99) *	$ 11.82

Class A shares and Class P shares commenced investment operations on August 26, 2013.
* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.

** A contingent deferred sales charge ("CDSC") of 1% may be charged on Class C shares redeemed within one year of purchase. Redemption price per share is equal to net asset value less any redemption or CDSC fees.

The accompanying notes are an integral part of these financial statements.

Pinnacle Growth and Income Fund
Statement of Operations
For the year ended October 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $1,015)	$ 91,276
Interest	34,761
Total Investment Income	126,037

Expenses:
Advisory Fees (Note 4)	44,865
Service Fees (Note 4)	14,357
Distribution Fees (Note 4)
Class A	3
Class C	59,803
Total Expenses	119,028

Net Investment Income	7,009

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	54,970
Long-term Capital Gains from Underlying Investment Companies	1,453
Net Change in Unrealized Appreciation on Investments	901,475
Realized and Unrealized Gain on Investments	957,898

Net Increase in Net Assets Resulting from Operations	$ 964,907

The accompanying notes are an integral part of these financial statements.

Pinnacle Growth and Income Fund
Statements of Changes in Net Assets

	Years Ended
	10/31/2013	10/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 7,009	$ 840
Net Realized Gain (Loss) on Investments	54,970	(63,101)
Long-term Capital Gains from Underlying Investment Companies	1,453	-
Unrealized Appreciation on Investments	901,475	306,495
Net Increase in Net Assets Resulting from Operations	964,907	244,234

Capital Share Transactions (Note 5):
Proceeds from Sale of Shares
Class A *	26,769	-
Class C **	1,313,146	2,285,824
Class P *	23,100	-
Cost of Shares Redeemed
Class A *	-	-
Class C **	(404,610)	(323,336)
Class P *	-	-
Net Increase in Net Assets from Shareholder Activity	958,405	1,962,488

Net Assets:
Net Increase in Net Assets	1,923,312	2,206,722
Beginning of Period	5,070,675	2,863,953
End of Period (Including Accumulated Undistributed Net Investment	$ 6,993,987	$ 5,070,675
Income of $9,001 and $840, respectively)

* For the period August 26, 2013 (commencement of investment operations) through October 31, 2013.
** Prior to August 26, 2013, Class C shares were known as Investor Class shares.
The accompanying notes are an integral part of these financial statements.

Pinnacle Growth and Income Fund - Class A
Financial Highlights
Selected data for a share outstanding throughout the period.

	Period Ended	(a)
	10/31/2013

Net Asset Value, at Beginning of Period	$ 11.22

Income From Investment Operations:
Net Investment Income (Loss) *	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	0.67
Total from Investment Operations	0.72

Net Asset Value, at End of Period	$ 11.94

Total Return **	6.41%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 28
Ratio of Expenses to Average Net Assets	1.24%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	2.31%	***
Portfolio Turnover	25.89%

(a) For the period August 26, 2013 (commencement of investment operations) through October 31, 2013.
* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized
The accompanying notes are an integral part of these financial statements.

Pinnacle Growth and Income Fund - Class C
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended		Period Ended	(a)
	10/31/2013	10/31/2012	10/31/2011

Net Asset Value, at Beginning of Period	$ 10.11	$ 9.51	$ 10.00

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.01	-	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.79	0.60	(0.47)
Total from Investment Operations	1.80	0.60	(0.49)

Net Asset Value, at End of Period	$ 11.91	$ 10.11	$ 9.51

Total Return **	17.80%	6.31%	(4.90)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 6,943	$ 5,071	$ 2,864
Ratio of Expenses to Average Net Assets	1.99%	1.99%	1.99%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	0.12%	0.02%	(0.27)%	***
Portfolio Turnover	25.89%	12.22%	41.71%

(a) The Fund commenced operations on January 21, 2011.
* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.
*** Annualized

The accompanying notes are an integral part of these financial statements.

Pinnacle Growth and Income Fund - Class P
Financial Highlights
Selected data for a share outstanding throughout the period.

	Period Ended	(a)
	10/31/2013

Net Asset Value, at Beginning of Period	$ 11.22

Income From Investment Operations:
Net Investment Income (Loss) *	-	(b)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.72
Total from Investment Operations	0.72

Net Asset Value, at End of Period	$ 11.94

Total Return **	6.45%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 23
Ratio of Expenses to Average Net Assets	0.99%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	0.17%	***
Portfolio Turnover	25.89%

(a) For the period August 26, 2013 (commencement of investment operations) through October 31, 2013.
(b) Amount calculated is less than $0.005.
* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized
The accompanying notes are an integral part of these financial statements.

PINNACLE GROWTH AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2013

1.  ORGANIZATION

The Pinnacle Capital Management Funds Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, and organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on July 6, 2010.  The Trust is authorized to issue one or more series of beneficial interests and issue classes of any series or divide shares of any series into two or more separate classes.  The Trust currently consists of one series of units of beneficial interest (“shares”) called the Pinnacle Growth and Income Fund (the “Fund”). Prior to August 26, 2013, the Fund was named Pinnacle Capital Management Balanced Fund. The Fund is a diversified fund. As of August 26, 2013, the Fund offers Class A shares, Class C shares, and Class P shares. Prior to August 26, 2013, Class C shares were named the Investor Class. The investment adviser to the Fund is Pinnacle Capital Management, LLC (the "Adviser").

The classes differ principally in their respective distribution expenses and arrangements as well as their respective sales charge structure. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Fund will pay an annual rate of 1.00% for Class C shares and 0.25% for Class A shares of daily net assets of the Fund’s shares in distribution fees. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases, in accordance with the Fund’s prospectus. Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% if the shares are redeemed less than one year after the original purchase of the Shares. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. For the year ended October 31, 2013, there were no CDSC fees collected.

The Fund seeks total return comprised of current income, growth of income, and capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITIES VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended October 31, 2013, related to uncertain tax positions taken or expected to be taken for tax years since inception. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any material interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. As of October 31, 2013, the Fund reclassified permanent differences of $1,060 from net investment loss to realized gains and $92 to paid in capital.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rate. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

3.  SECURITIES VALUATIONS

SECURITIES VALUATIONS:  As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, and exchange traded funds) are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation of the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”) and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Open-end Funds, including money market mutual funds; are generally priced at the ending NAV provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Fixed income securities (including corporate bonds and U.S. government agencies and obligations) that are valued using market quotations in an active market, will be categorized as Level 1 securities.  However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  These securities will generally be categorized as Level 2 securities.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. Manually priced securities held by the Fund (if any) are reviewed and ratified by the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as Level 2 or Level 3, when appropriate.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2013:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock (a)	$ 5,531,893	$ -	$ -	$ 5,531,893
Corporate Bonds	-	883,199	-	883,199
Mutual Fund	199,526	-	-	199,526
U.S. Government Agencies and Obligations	-	200,719	-	200,719
Short Term Investments	180,203	-	-	180,203
Total	$ 5,911,622	$ 1,083,918	$ -	$ 6,995,540

(a) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended October 31, 2013. The Fund did not hold any derivative instruments at any time during the year ended October 31, 2013. There were no transfers into or out of any Levels during the year. It is the Fund’s policy to recognize transfers into or out of Levels at the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Board. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an annual investment management fee of 0.75% of the Fund’s average daily net assets.  For the year ended October 31, 2013, the Adviser earned $44,865 in Advisory fees. At October 31, 2013, the Fund owed the Adviser $4,325.

Under the Services Agreement, the Adviser is obligated to pay all of the operating expenses of the Fund, excluding management fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs, fees and expenses (such as (a) interest and (b) dividend expenses on securities sold short), the costs of acquired funds and extraordinary expenses. Under the Services Agreement, the Adviser receives an annual Services Agreement fee of 0.24% of the Fund’s average daily net assets for Class A, Class C, and Class P. For the year ended October 31, 2013, the Fund incurred $14,353 for Class C in service fees. For the period August 26, 2013 (commencement of investment operations) through October 31, 2013, the Fund incurred $3 for Class A and $1 for Class P in service fees.  At October 31, 2013, the Fund owed $1,384 in service fees.

Pinnacle Investments, LLC (the “Distributor”), is an affiliate of the Adviser and serves as the principal underwriter and distributor of the Fund’s shares pursuant to an agreement with the Trust.  The Distributor promotes and sells shares of the Fund on a continuous basis. For the year ended October 31, 2013, the Fund did not pay a fee to the affiliate for their services.

DISTRIBUTION PLAN: The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the plan, Class A shares and Class C shares may pay for activities primarily intended to result in the sale of the shares. This Distribution Plan provides that the Fund will pay the annual rate of 0.25% for Class A and 1.00% for Class C of the average daily net assets. These activities include but are not limited to, payment to the Distributor, securities dealers, and others in respect to the sale of shares of the Fund, the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Fund, holding seminars and sales meetings designed to promote the distribution of the Fund’s shares, obtaining information and providing explanations to wholesale and retail distributors of the Fund’s investment objectives and policies and other information about the Fund, training sales personnel regarding the shares of the Fund, providing distribution and shareholder servicing with respect to the Fund's shares and financing any other activity primarily intended to result in the sale of shares of the Fund. The 1.00% for the Class C shares is comprised of a 0.25% service fee and a 0.75% distribution fee.  For the year ended October 31, 2013, the Fund incurred $59,803 for Class C in distribution fees. For the period August 26, 2013 (commencement of investment operations) through October 31, 2013, the Fund incurred $3 for Class A in distribution fees.  At October 31, 2013, the Fund owed $11,842 in distribution fees.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in capital stock were as follows:

CLASS A SHARES	For the period August 26, 2013 (commencement of investment operations) through October 31, 2013
	Shares	Amount
Shares sold	2,304	$ 26,769
Shares issued in reinvestment of dividends	-	-
Shares redeemed	-	-
Net increase	2,304	$ 26,769

CLASS C SHARES	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	119,408	$ 1,313,146	232,749	$ 2,285,824
Shares issued in reinvestment of dividends	-	-	-	-
Shares redeemed	(37,788)	(404,610)	(32,466)	(323,336)
Net increase	81,620	$ 908,536	200,283	$ 1,962,488

CLASS P SHARES	For the period August 26, 2013 (commencement of investment operations) through October 31, 2013
	Shares	Amount
Shares sold	1,935	$ 23,100
Shares issued in reinvestment of dividends	-	-
Shares redeemed	-	-
Net increase	1,935	$ 23,100

Early Redemption Fee - The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.  During the year ended October 31, 2013, the Fund did not collect any redemption fees.

6.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2013, 72% of all outstanding shares of the Fund are owned by National Financial Service Corp. (“NFS”), for the benefit of its customers. The Fund does not know whether NFS held its shares beneficially or as record holder. Accordingly, the Fund does not know whether NFS controlled the Fund as of October 31, 2013.

7.  INVESTMENT TRANSACTIONS

For the year ended October 31, 2013, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $2,427,246 and $1,489,511, respectively. For the year ended October 31, 2013, the cost of purchases and the proceeds from sales of U.S. Government securities aggregated $0 and $0, respectively.

As of October 31, 2013, the net unrealized depreciation of investments for tax purposes was as follows:

Gross Appreciation                              $ 1,223,643

Gross (Depreciation)                               (103,684)

Net Appreciation on Investments      $ 1,119,959

At October 31, 2013, the aggregate cost of securities for federal income tax purposes was $5,875,581.

8.  TAX MATTERS

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated Net Investment Income

$        9,001

Capital Loss Carryforward

      (96,165)

Net Unrealized Appreciation

   1,119,959

$ 1,032,795

The difference between book and tax basis unrealized (depreciation) is attributed to the tax deferral of wash sale losses.

During the years ended October 31, 2013 and 2012, there were no distributions paid to shareholders.

On December 24, 2013 the Fund distributed $143,343 to shareholders of record on the same date, of which $9,001 was from net investment income and $134,342 was considered to be return of capital.

9.  CAPITAL LOSS CARRYFORWARD

At October 31, 2013, the Fund had available for federal income tax purposes an unused short-term capital loss carryforward of $96,165.  To the extent that these carryforwards are used to offset future capital gains and has no expiration, it is probable that the amount which is offset will not be distributed to shareholders.

10.  NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Funds’ financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (“FASC”).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Pinnacle Growth and Income Fund

(formerly Pinnacle Capital Management Balanced Fund) and

Board of Trustees of Pinnacle Capital Management Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pinnacle Growth and Income Fund (the “Fund”) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Growth and Income Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 30, 2013

Pinnacle Growth and Income Fund
Expense Illustration
October 31, 2013 (Unaudited)

Expense Example

As a shareholder of the Pinnacle Growth and Income Fund (the "Fund"), you incur  two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution and /or Service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period May 1, 2013 through October 31, 2013. In addition, for the Class A and Class P shares, the period August 26, 2013 (commencement of investment operations) through October 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$1,064.17	$5.97
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.36	$5.84

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$1,067.20	$10.34
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.13	$10.08

* Expenses are equal to the Fund's annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class P
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	May 1, 2013	October 31, 2013	May 1, 2013 to October 31, 2013

Actual	$1,000.00	$1,064.17	$4.46
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,020.81	$4.37

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	August 26, 2013	October 31, 2013	August 26, 2013 to October 31, 2013

Actual	$1,000.00	$1,064.17	$2.17
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,007.05	$2.11

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 67/365 (to reflect the actual period).

Class P
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	August 26, 2013	October 31, 2013	August 26, 2013 to October 31, 2013

Actual	$1,000.00	$1,064.17	$1.62
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,007.58	$1.58

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 67/365 (to reflect the actual period).

PINNACLE GROWTH AND INCOME FUND

TRUSTEES AND OFFICERS

OCTOBER 31, 2013 (UNAUDITED)

Interested Trustees and Officers of the Trust

Name, Address (1) , and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Joseph Masella (64)	President	Since 2011	CEO, Pinnacle Capital Management, October 2011 to present; Executive Vice President and Director, Unity Mutual Life Insurance Company, Nov. 2006 to June 2011.	N/A	N/A
Michael Cuddy (60)	Trustee	Indefinite Term; Since 2010	First Vice President, Financial Advisor, Pinnacle Investments, LLC (Broker-Dealer, Registered Investment Advisor), July 2009 to present. First Vice President, Financial Advisor, Citigroup Global Markets, Inc (Broker-Dealer, Registered Investment Advisor), July 1993 to June 2009.	1	None
Stephen J. Fauer (55)	Portfolio Manager and Treasurer	Indefinite Term; Since 2010

Chief Investment Officer, Portfolio Manager, Pinnacle Capital Management, LLC (Registered Investment Advisor), August 2006 to present.  Director of Research, J.W. Burns & Company, Inc., June 2004 to May 2006.

				N/A	N/A
Kevin McClelland (28)	Vice President, Chief Operating Officer, and Chief Compliance Officer	Since 2012	Financial Analyst, Pinnacle Capital Management, April 2010 to present; Business Analyst, Pinnacle Investments, September 2008 to April 2010.	N/A	N/A

(1)

The address of each trustee and officer is c/o Pinnacle Capital Management Funds Trust, 100 Limestone Plaza, Fayetteville, New York 13066.

Independent Trustees

Name, Address (1) , and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Joseph Reagan, MD, (62)	Trustee	Indefinite Term; Since 2010	Anesthesiologist, Anesthesia Group of Onondaga, PC. Adjunct Professor, Cornell University’s Sloan School of Management. Practice Consultant, Community General Hospital’s Anesthesia Group.	1	None
Carl Reistrom (42)	Trustee	Indefinite Term; Since 2010	Vice President of Finance, Wynit, Inc. (Consumer Electronics Industry), June 2001 to present.	1	None

(1) The address of each trustee is c/o Pinnacle Capital Management Funds Trust, 100 Limestone Plaza, Fayetteville, New York 13066.

PINNACLE GROWTH AND INCOME FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2013 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 202-1338 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-202-1338.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 202-1338 to request a copy of the SAI or to make shareholder inquiries.

INVESTMENT ADVISER

Pinnacle Capital Management, LLC

100 Limestone Plaza

Fayetteville, NY 13066

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Bond Schoeneck & King PLLC

One Lincoln Center

110 West Fayette Street

Syracuse, NY  13202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH  43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

DISTRIBUTOR

Pinnacle Investments, LLC

100 Limestone

Fayetteville, NY 13066

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.  The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period other than to change the person fulfilling the role of principal executive officer. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s ode of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of trustees has determined that the registrant has a least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Carl T. Reistrom, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 14,000

FY 2012

$ 12,000

(b)

Audit-Related Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2013

$ 6,000

FY 2012

$ 2,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2013

$ 0

FY 2012

$ 750

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2013

$ 0

FY 2012

$ 750

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  None.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)

Certifications required pursuant to Section 30a-2(a) of the Act are attached hereto.

(a)(3)

Not applicable to open-end management investment companies.

(b)

Certification pursuant to Section 30a-2(b) of the Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pinnacle Capital Management Funds Trust

By /s/ Joseph Masella

*Joseph Masella

  President and Principal Executive Officer

Date  January 7, 201 4

By /s/ Stephen J. Fauer

*Stephen J. Fauer

  Principal Financial Officer

Date January 7, 201 4

* Print the name and title of each signing officer under his or her signature.